Sparrow Growth Fund

Class A (SGFFX)

Class C Shares (SGFCX)

No-Load Class (SGNFX)

Supplement dated April 24, 2025

to the Statement of Additional Information dated December 31, 2024

Effective immediately, Donald E. Hake has concluded his service on the Board of Trustees.  Any references to his role as a Trustee and Audit Committee member should be disregarded.

Effective immediately, Gregory Muck has joined the Board of Trustees and serves as a Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended ("Independent Trustee").  Mr. Muck also serves as a member of the Audit Committee.

Accordingly, the Independent Trustee table under the section entitled TRUSTEES AND OFFICERS is supplemented as follows:

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gregory Muck Age: 41	Trustee	Indefinite Term; since 2025	Senior Director, Alter Companies Treasury and Financial Strategy, Alter Trading Corporation (July 2024 – Present); Senior Director of Finance, American Industrial Transport (March 2023 – July 2024); Director of Treasury, Alter Trading Corporation (December 2017 – March 2023).	1	None

*The address of each Trustee is c/o Sparrow Capital Management, Inc., 8500 Maryland Avenue, Suite 743, St. Louis, Missouri 63105.

Furthermore, the table under the heading “Beneficial Ownership of Securities” is supplemented as follows:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gregory Muck	None	None

The table under the heading “Trustee Compensation” is also supplemented as follows:

Name of Independent Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust (the Trust is not a Fund Complex)
Gregory Muck	$1,500*	$0	$0	$1,500*

*Estimated for the fiscal year ended August 31, 2025.

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Finally, the following is added to the end of the last paragraph under the heading “Trustee Compensation”:

Mr. Muck has over 19 years of business experience and over 7 years in director level roles within finance departments of scrap metal and rail car companies. His practical business experience and understanding of legal issues as a licensed attorney provides a different perspective that brings diversity to Board deliberations.

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The Statement of Additional Information and Prospectus each dated December 31, 2024, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling Mutual Shareholder Services, LLC at (888) 727-3301.

Please retain this Supplement for future reference.

4938-0597-5864